Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Todd Schonherz, certify that:

To my knowledge, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Oncology Network, Inc.

November 13, 2024

By: /s/ Todd Schonherz

Todd Schonherz
Chief Executive Officer